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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 14, 2004
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                                   Alloy, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                             0-26023                      04-3310676
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


151 West 26th Street, 11th Floor, New York, New York               10001
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 244-4307
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)\

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.
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On October 14, 2004, dELiA*s Corp. ("dELiA*s"), an indirect wholly owned subsidiary of Alloy, Inc. (the "Company"), entered into an Amended and Restated Loan and Security Agreement (the "Loan Agreement") with Wells Fargo Retail Finance II, LLC ("Wells Fargo"), as lead borrower for Alloy Merchandise, LLC, Skate Direct, LLC, dELiA*s Operating Company and dELiA*s Retail Company (together with dELiA*s, the "Borrowers"), all indirect wholly owned subsidiaries of the Company. The Loan Agreement amended and restated an earlier Loan and Security Agreement between Wells Fargo and certain of the Borrowers, dated September 24, 2001, by, among other things, (i) adding Alloy Merchandise, LLC and Skate Direct, LLC as borrowers under the Agreement, (ii) amending certain of the financial covenants and (iii) providing that the Borrowers may increase the credit limit under the Agreement in two steps up to a maximum of $40,000,000, subject to the satisfaction of certain conditions. The Borrowers' obligations are secured by a lien on substantially all of the Borrowers' assets in favor of Wells Fargo. The Borrowers' obligations under the Agreement are guaranteed jointly and severally by dELiA*s Distribution Company, iTurf Finance Company, dELiA*s Properties Inc., AMG Direct, LLC and Alloy Merchandising Group, LLC (collectively, the "Guarantors"), each indirect wholly owned subsidiaries of the Company, pursuant to an Amended and Restated Guaranty by each of the Guarantors in favor of Wells Fargo (the "Guaranty"). The Guarantors' obligations under the Guaranty are secured by a lien on substantially all of the Guarantors' assets in favor of Wells Fargo. In addition, Canal Park Trust, a wholly owned subsidiary of the Company, has pledged as additional security for the Borrowers' obligations under the Loan Agreement all of the shares and limited liability company interests of each of the Borrowers owned by Canal Park Trust.

In a related agreement, the Company entered into a Make Whole Agreement with Wells Fargo, pursuant to which the Company agreed among other things to ensure that the Excess Availability of the Borrowers, which is defined as availability under the Loan Agreement less all then past due obligations of the Borrowers, including accounts payable which are beyond customary trade terms extended to the Borrowers and rent obligations of the Borrowers which are beyond applicable grace periods, is greater than or equal to $2,500,000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLOY, INC.
                                  (Registrant)



Date: October 19, 2004            /s/ James K. Johnson, Jr.
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                                  James K. Johnson, Jr., Chief Financial Officer

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